Exhibit 13.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Atlas Corp. (the “Company”) on Form 20-F for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Form 20‑F”), I, Graham Talbot, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Form 20-F fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	The information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 19, 2021

By:	/s/ Graham Talbot Graham Talbot Chief Financial Officer (Principal Financial and Accounting Officer)

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